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                     SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                 Form 8-K


                              CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   OCTOBER 3, 2002
                                                 ---------------------------

                                 DeVRY INC.
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         (Exact name of registrant as specified in its charter)


       DELAWARE                   012751                     36-3150143
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(State or other jurisdiction   (Commission              (IRS Employer
  of incorporation)              File Number)            Identification No.)


   ONE TOWER LANE, OAKBROOK TERRACE, IL                       60181
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (630)571-7700
                                                  --------------------------











Total number of pages: 6
Exhibit Index P. 5




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                                 DEVRY INC.
                              FORM 8-K INDEX


                                                                 Page No.


Item 5 - Other Events

          Expectation of Lowered
           Results for Fiscal 2003 First Quarter                    3


Item 7 - Financial Statements and Exhibits                          3


Signatures                                                          4


Exhibit Index                                                       5


Exhibits                                                            6





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Item 5 - Other Events
---------------------
On October 3, 2002, DeVry Inc. issued a press release announcing lowered expectations for fiscal 2003 first quarter financial results. The full text of that press release is included in Item 7 as Exhibit #99.


Item 7 - Exhibits
-----------------
In accordance with regulation S-K, Item 601, the press release announcing lowered expectations for the fiscal 2003 first quarter financial results is included as Exhibit #99.



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Signatures
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  DeVRY INC.
                                                 ------------
                                                 (REGISTRANT)


Date: October 3, 2002                     /s/Ronald L. Taylor
                                          -------------------
                                          Ronald L. Taylor
                                          President and Chief Operating Officer




Date: October 3, 2002                     /s/Norman M. Levine
                                          -------------------
                                          Norman M. Levine
                                          Senior Vice President and
                                          Chief Financial Officer











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DEVRY INC.

                                EXHIBIT INDEX




Exhibit #                           Item                         Page
---------                   -------------------                  ----
  99                        Press Release Dated
                            October 3, 2002                        6